UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   August 27, 2010

GOLD AMERICAN MINING CORP.
(f.k.a.)
SILVER AMERICA, INC.
 (Exact Name of Registrant As Specified In Charter)

Nevada	333-147056	35-2302128
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

  10775 Double R Boulevard
Reno, Nevada 89521
(Address of Principal Executive Offices)

(775) 996-8200
  (Issuer Telephone Number)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01                      Entry into a Material Definitive Agreement.

As previously disclosed on Gold American Mining Corp.’s (f/k/a Silver America, Inc.) (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 10, 2010 (the “Prior Report”), the Company entered into a Share Issuance Agreement (the “Agreement”) with ZUG Financing Group S.A., a corporation organized under the laws of Nevis (“ZUG”), whereby the Company has the right to require ZUG to purchase up to $7,500,000 of the Company’s securities pursuant to individually executed subscription agreements.  The information set forth in the Prior Report with respect to the Agreement is herein incorporated in its entirety.

Pursuant to the Agreement, on August 27, 2010, the Company entered into a Subscription Agreement (the “August Subscription Agreement”) with ZUG for the purchase and sale of 375,000 Units at $0.80 per Unit.  Per the terms and conditions of the August Subscription Agreement, a Unit consists of one (1) share of common stock of the Company (a “Share”), and one-half of a warrant (such that ZUG must purchase two Units in order to obtain one whole warrant), with each whole warrant entitling ZUG to purchase one (1) additional share of common stock at an exercise price of 150% of the Unit price, or $1.20 per Share (each, a “Warrant”), exercisable for a period of two (2) years from the date of the August Subscription Agreement.  Gross proceeds from the issuance of the Units as of August 27, 2010 totaled $300,000.

The issuance of the Units is being conducted in reliance upon certain exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), afforded by Regulation S promulgated thereunder.

The foregoing is qualified in its entirety by reference to the form of subscription agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on July 8, 2010, incorporated herein by reference.

SECTION 3 — SECURITIES AND TRADING MARKETS

Item 3.02                      Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated by reference in its entirety into this Item 3.02.

On August 27, 2010, the Company entered into a Subscription Agreement (as defined above, the “August Subscription Agreement”) with ZUG for the purchase and sale of 375,000 Units at $0.80 per Unit.  Per the terms and conditions of the August Subscription Agreement, a Unit consists of one (1) Share and one-half of a warrant (such that ZUG must purchase two Units in order to obtain one whole warrant), with each whole warrant entitling ZUG to purchase one (1) additional share of common stock at an exercise price of 150% of the Unit price, or $1.20 per Share (“Warrant”), exercisable for a period of two (2) years from the date of the August Subscription Agreement.  Gross proceeds from the issuance of the Units as of August 27, 2010 totaled $300,000.

The issuance of the Units is being conducted in reliance upon certain exemptions from the registration requirements of the Act, afforded by Regulation S promulgated thereunder.

The foregoing is qualified in its entirety by reference to the form of subscription agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on July 8, 2010, incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD AMERICAN MINING CORP.

Dated: September 2, 2010	By: /s/ Johannes Petersen
Johannes Petersen Chief Executive Officer & President